UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2015

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 16, 2015, the Company issued a press release announcing (i) a conference call scheduled for May 7, 2015 during which it expects to discuss its financial results for the second quarter of fiscal 2015 ended March 31, 2015 and (ii) preliminary financial results for the second quarter of fiscal 2015 ended March 31, 2015. The full text of the press release is furnished as Exhibit 99.1.
The preliminary financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. There can be no assurance that the Company’s final results for the quarter ended March 31, 2015 will not differ from the preliminary estimates in Exhibit 99.1, including as a result of quarter-end closing and review procedures or review adjustments, and any such changes could be material.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 13, 2015, Mr. Kevin MacKay, Vice President, Controller and Chief Accounting Officer of Avaya Inc. (the “Company”), notified the Company of his decision to resign effective May 1, 2015. Mr. MacKay is resigning for personal reasons and not as the result of any disagreement with the Company. David Vellequette, Senior Vice President and Chief Financial Officer of the Company, will act as the Company’s Interim Chief Accounting Officer.
Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements," including statements regarding our future financial and operating performance, our anticipated results for the second quarter of fiscal 2015, revenue projections for the third fiscal quarter of fiscal 2015, projected cash requirements for the fiscal year ended September 30, 2015, and EBITDA and gross margin guidance, as well as statements regarding our future growth plans and drivers. All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “outlook, ” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including, but not limited to: adjustments in the calculation of financial results for the quarter end, or the application of accounting principles; discovery of new information that alters expectations about second quarter results or impacts valuation methodologies underlying these results; accounting changes required by GAAP; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 under the heading "Risk Factors," may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. We caution you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties and the fact that the results for the second quarter of fiscal 2015 described herein are preliminary and subject to change, the matters referred to in the forward-looking statements contained in this report may not in fact occur and you should not place considerable reliance upon them. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Exhibit Name

99.1	Press Release, dated April 16, 2015, entitled “Avaya Announces Preliminary Second Fiscal Quarter 2015 Financial Results and Reporting Date”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: April 16, 2015	By:	/s/ David Vellequette
Name: David Vellequette
Title: Chief Financial Officer